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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware (State or other jurisdiction of incorporation)	1-11961 (Commission File Number)	76-0423828 (IRS Employer Identification No.)

1900 St. James Place, 4th Floor
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Item 9.    Regulation FD Disclosure

        On August 13, 2002, each of the Principal Executive Officer, Melvin C. Payne, Chief Accounting Officer, Terry E. Sanford, and Principal Financial Officer, W. Clark Harlow, of Carriage Services, Inc. furnished to the Securities Exchange Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350). A copy of these certifications is attached hereto as an Exhibit 99.1, 99.2 and 99.3.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
Date: August 14, 2002	By:	/s/ TERRY E. SANFORD Terry E. Sanford Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit                                         Description

99.1
Certification of the Principal Executive Officer dated August 13, 2002

99.2
Certification of the Principal Accounting Officer dated August 13, 2002

99.3
Certification of the Principal Financial Officer dated August 13, 2002

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SIGNATURE
INDEX TO EXHIBITS